UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2007

Bionovo, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50073	20-5526892
(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 375
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 601-2000

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Bionovo, Inc. (the “Company”) approved, effective July 9, 2007, the appointment of Thomas C. Chesterman as Senior Vice President and Chief Financial Officer of the Company. Mr. Stapleton commenced employment with the Company in July 9, 2007. James P. Stapleton resigned as Chief Financial Officer of Bionovo, Inc., effective upon Mr. Chesterman’s commencement of employment.

The terms of Mr. Chesterman’s employment agreement are outlined in the Company’s offer letter to Mr. Chesterman dated May 29, 2007 (the “Offer Letter”), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Chesterman will be employed by the Company on an “at-will” basis. He will receive a base salary at an annual rate of $305,000, subject to annual review, and an annual bonus up to a maximum amount of 40% of Mr. Chesterman’s base salary, subject to Mr. Chesterman’s achievement of certain performance criteria set forth in the Offer Letter. In addition, Mr. Chesterman will receive stock options to purchase 800,000 shares of the Company’s common stock, par value $.0001 per share,  which will vest in four yearly installments pursuant to a customary stock option agreement.

Previously, Mr. Chesterman served as the Senior Vice President and Chief Financial Officer for Aradigm Corporation from August 2002 until June 2007. From March 1996 to December 2001, Mr. Chesterman was Vice President and Chief Financial Officer at Bio-Rad Laboratories, Inc., a life-science research products and clinical diagnostics company. From 1993 to 1996, Mr. Chesterman was Vice President of Strategy and Chief Financial Officer of Europolitan AB, a telecommunications company. Mr. Chesterman holds a B.A. from Harvard University and an M.B.A. in Finance and Accounting from the University of California at Davis.

Item 7.01 Regulation FD Disclosure.

On June 28, 2007, the Company issued a press release announcing that Mr. Chesterman will succeed Mr. Stapleton as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated May 29, 2007, between Bionovo, Inc. and Thomas C. Chesterman.
99.1	Press Release issued by Bionovo, Inc. on June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVO, INC.

Date: July 13, 2007	By:	/s/ Thomas C. Chesterman
Name: Thomas C. Chesterman
Title: Chief Financial Officer, Senior Vice President

INDEX TO EXHIBITS
Exhibit No.	Description
10.1	Offer Letter, dated May 29, 2007, between Bionovo, Inc. and Thomas C. Chesterman.
99.1	Press Release issued by Bionovo, Inc. on June 28, 2007.